                                                                   EXHIBIT 10.11


THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED BY 4:30 P.M. (VANCOUVER TIME) ON MARCH 15, 2006.

                             SHARE PURCHASE WARRANT

                                       Of

                          GLOBAL ELECTION SYSTEMS INC.
            (Incorporated under the laws of British Columbia, Canada)



Certificate No.:  1                     No. of Share Purchase Warrants:  600,000
                 ---



                             THIS IS TO CERTIFY THAT

                         JONES, GABLE & COMPANY LIMITED
                                 (THE "HOLDER")

is the registered holder of the number of share purchase warrants (the "Warrants") of Global Election Systems Inc. (the "Company") specified above, entitling the holder to purchase 600,000 common shares without par value (the "Shares") in the capital of the Company on the basis of one common share for each Warrant, upon and subject to the terms and conditions referred to or contained in this Warrant Certificate.

The terms and conditions of the Warrants are set out below and in Appendix 1 attached to this Certificate.

1. The Shares may be purchased at a price of $3.00 (Cdn.) per Share (the "Exercise Price") at any time up to 4:30 p.m. local time ("Expiry Time") in Vancouver, British Columbia, on March 6, 2006.

2. The right to purchase the Shares at the Exercise Price may be exercised in whole or in part, by the holder only, by surrendering to the Company at 1200 West 73rd Avenue, Suite 350,Vancouver, B.C. V6P 3G5 before the Expiry Time this Warrant Certificate, together with a duly completed and executed Subscription Form in the form of Exhibit A attached hereto for the number of shares which the holder wishes to purchase and a cheque, bank draft or money order payable to the Company in the amount of the Exercise Price multiplied by the number of Shares to be purchased ("Subscription Funds").

3. Upon surrender and payment in accordance with section 2, the Company shall issue to the holder of this Warrant Certificate or such other person or persons as the holder may direct, the number of Shares subscribed for and will deliver to the holder, at the address set forth in the Subscription Form, a certificate or certificates evidencing the number of Shares subscribed for.

4. If the holder subscribes for a number of Shares which is less than the number of Shares which the holder is entitled to purchase under this Warrant Certificate, the Company shall forthwith cause to be delivered to the holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then subscribed for.

5. The holding of this Warrant Certificate will not constitute the holder a shareholder of the Company or entitle the holder to any right or interest in respect thereof.

6. Nothing contained herein confers any right upon the holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to the Expiry Time and from and after such time, this Warrant Certificate and all rights hereunder will be void.

7. If this Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Company will, subject to applicable law, issue and deliver, a new certificate of like tenor as this Warrant Certificate in exchange for or in lieu of, as the case may be, of this certificate. The holder of this certificate will bear the cost of the issue of a new certificate and in case of loss, destruction or theft will, as a condition precedent to the issue of a new certificate:

         (a) furnish to the Company such evidence of ownership and of the loss, destruction or theft of the certificate to be replaced as is satisfactory to the Company in its discretion;

         (b) if required by the Company, furnish an indemnity and surety bond in amount and form satisfactory to the Company; and

         (c) pay the reasonable charges of the Company in connection therewith.

8. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD EXPIRING AT MIDNIGHT ON MARCH 15, 2002, AND MAY NOT BE TRADED IN ONTARIO UNTIL THE EXPIRY OF THE HOLD PERIOD EXCEPT AS PERMITTED BY THE SECURITIES ACT (ONTARIO) AND THE RULES AND REGULATIONS MADE UNDER THE ACT.

9. The Warrants represented by this Warrant Certificate are non transferable. Any share certificates issued pursuant to this Warrant Certificate will bear the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD EXPIRING AT MIDNIGHT ON MARCH 15, 2002, AND MAY NOT BE TRADED IN ONTARIO UNTIL THE EXPIRY OF THE HOLD PERIOD EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND THE RULES AND REGULATIONS MADE UNDER THE ACT.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

10.      Time will be of the essence hereof.

11. This Warrant Certificate is not valid for any purpose until it has been signed by the Company.


                                      -2-
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IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this Warrant Certificate to be signed by one of its directors as of the 15th day of March, 2001.

GLOBAL ELECTION SYSTEMS INC.



By: /s/ Robert J. Urosevich
        Robert J. Urosevich, President and Director

                                   APPENDIX 1

Adjustments

(1) The rights of the holder of any Warrant, including the Exercise Price and number of Shares issuable upon the exercise of such Warrant, will be adjusted from time to time in the events and in the manner provided in, and in accordance with the provisions of this Appendix 1 and for such purposes and as used in this section, "Adjustment Period" means the period commencing on the date of this Warrant Certificate and ending at the Expiry Time.

(2) The Exercise Price in effect at any date will be subject to adjustment from time to time as follows:

         (a) If and whenever at any time during the Adjustment Period, the Company shall:

                  (i) subdivide or redivide the outstanding common shares ("Common Shares") in the capital of the Company into a greater number of Common Shares;

                  (ii) consolidate, combine or reduce the outstanding Common Shares into a lesser number of Common Shares; or

                  (iii) issue Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution (other than the issue of Common Shares to holders of Common Shares as dividends by way of stock dividend in lieu of a cash Dividend Paid in the Ordinary Course as such term is defined in clause 2(d)(ii) of this Appendix 1 or pursuant to any dividend reinvestment plan in force from time to time);

                  then, in each such event, the Exercise Price will, on the effective date of or the record date for such event, be adjusted so that it will equal the amount determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, of which:

                  (i) the numerator shall be the total number of Common Shares outstanding on such date before giving effect to such event; and

                  (ii) the denominator shall be the total number of Common Shares outstanding on such date after giving effect to such event.

                  Such adjustment will be made successively whenever any event referred to in this subsection shall occur and any issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for such stock dividend for the purpose of calculating the number of outstanding Common Shares under paragraphs 2(b) and (c) of this Appendix 1.

         (b) If and whenever at any time during the Adjustment Period the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of Common Shares entitling the holders thereof within a period expiring not more than 45 days after the date of issue thereof, to subscribe for or


                                                             APPENDIX 1 - PAGE 1
                  purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price (as such term is defined in clause 2(d)(i) of this Appendix 1), the Exercise Price will be adjusted immediately after such record date so that it will equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which:

                  (i) the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares so offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price; and

                  (ii) the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable).

                  Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of and shall not be included in any such computation. Such adjustment will be made successively whenever such a record date is fixed. If two or more such record dates or record dates referred to in paragraph 2(c) of this Appendix 1 are fixed within a period of 25 Trading Days (as such term is defined in clause 2(d) (iii) of this Appendix 1) the adjustment will be made successively as if each of the record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be. The provisions of this paragraph 2(b) shall not apply to the issuance of any rights, options or warrants to directors, employees or consultants of the Company.

         (c) If and whenever at any time during the Adjustment Period, the Company shall fix a record date for the making of a distribution to all or substantially all of the holders of:

                  (i) shares of any class other than Common Shares whether of the Company or any other corporation (other than shares distributed to holders of Common Shares as Dividends Paid in the Ordinary Course as stock dividends);

                  (ii) rights, options or warrants (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the date of issue thereof or rights, options or warrants issued or granted to directors, employees or consultants of the Company);


                                                             APPENDIX 1 - PAGE 2

                  (iii)    evidences of indebtedness; or

                  (iv) cash, securities or other property or assets (other than cash Dividends Paid in the Ordinary Course);

                  then, in each such case, the Exercise Price will be adjusted immediately after such record date so that it will equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which:

                  (i) the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Company announces its intention to make such distribution (the "Current Market Value"), less the aggregate fair market value (as determined by the directors of the Company at the time such distribution is authorized, provided that such value is less than the Current Market Value) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed; and

                  (ii) the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price.

                  Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in paragraph 2(b) of this Appendix 1 are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of the record dates occurred on the earliest of such record dates. To the extent that such distribution is not so made or to the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.

         (d) For the purpose of any computation under paragraphs 2(a), (b) or (c) of this Appendix 1:

                  (i) "Current Market Price", on any date, means the average, during the period of 20 consecutive Trading Days ending on the fifth Trading Day before such date, of the high and low prices per share at which the Common Shares have traded on the Toronto Stock Exchange (the "Exchange") or, if the Common Shares are not listed on the Exchange, then on such stock exchange on which the Common Shares are listed as may be selected for that purpose by the directors, provided that if, on any such Trading Day, there are no such reported or quoted high and low prices, the average of

                                                             APPENDIX 1 - PAGE 3
                           the closing bid and asked prices per share for board lots of the Common Shares reported by the Exchange or such other stock exchange or such Trading Day shall be utilized in computing such average, and provided further that if the Common Shares are not listed on any stock exchange, then the Current Market Price of the Common Shares shall be determined by the directors of the Company;

                  (ii) "Dividend Paid in the Ordinary Course" means any dividend paid by the Company on the Common Shares (whether in cash, securities, property or other assets), provided that the Directors do not by resolution determine that such dividend is extraordinary or otherwise out of the ordinary course having regard to the Company's dividend policy at such time, the value of such dividend, the effect of such dividend on the market value of the Common Shares after giving effect to the payment thereof, the form of payment of such dividend, the financial position of the Company and its subsidiaries on a consolidated basis, economic conditions, business practices and such other factors as the Directors may in their discretion consider to be relevant; and

                  (iii) "Trading Day" means, with respect to any stock exchange, a day on which shares may be traded through the facilities of such stock exchange.

3.       If and whenever at any time during the Adjustment Period there is:

         (a) any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares or any other capital reorganization of the Company (other than as described in section 2 of this Appendix 1);

         (b) any merger or other form of business combination of the Company in which the Company is the survivor and which results in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other capital reorganization of the Company; or

         (c) any sale, lease, exchange or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

                  then, in each such event each holder of any Warrant which is thereafter exercised will be entitled to receive, and shall accept, for the Exercise Price then in effect, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event appropriate adjustments will be made in the application of the provisions set forth in this Appendix 1 with respect to the rights and interests thereafter of the holders of Warrants to the end that the provisions set forth in this section will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of any Warrant.


                                                             APPENDIX 1 - PAGE 4

4. If and whenever at any time during the Adjustment Period the Exercise Price shall be adjusted or readjusted pursuant to paragraphs 1 or 2 of this Appendix 1 the number of Common Shares purchasable upon the exercise of each Warrant will, contemporaneously with such adjustment or readjustment of the Exercise Price, be adjusted by multiplying the number of Common Shares theretofore purchasable upon such exercise by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

5. In any case in which this Appendix 1 shall require that an adjustment shall become effective immediately after a record date for, or effective date of, an event referred to in this Appendix 1, the Company may defer, until the occurrence and consummation of such event, issuing to the holder of any Warrant exercised or deemed to have been exercised after such record date or effective date and before the occurrence and consummation of such event, the additional Common Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Company will deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the Exercise Date or such later date as such holder would, but for the provisions of this paragraph, have become the holder of record of such additional Common Shares or of such other securities or property pursuant to paragraph 1 of this Appendix 1.

6. The adjustments provided for in this Appendix are cumulative and shall, subject to this paragraph, apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this paragraph, provided that, notwithstanding any other provision of this Appendix 1, no adjustment of the Exercise Price will be required:

         (a) unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect or the number of Common Shares purchasable upon the exercise of the Warrants would change by at least one one-hundredth of a share (provided, however, that any adjustment which by reason of this subparagraph is not required to be made shall be carried forward and taken into account in any subsequent adjustment);

         (b) if, in respect of any event described in this paragraph (other than the events referred to in paragraphs 2(a) (i) and (ii) and in paragraph 3 of this Appendix 1), the holders of Warrants are entitled to participate in such event, or are entitled to participate within 45 days in a comparable event, on the same terms, mutatis mutandis, as if the Warrants had been exercised or deemed to have been exercised prior to or on the effective date of or record date for such event; or

         (c) in respect of any Common Shares issuable or issued pursuant to any stock option or any stock option or stock purchase plan in force from time to time for directors,


                                                             APPENDIX 1 - PAGE 5
                  officers or employees of the Company or of subsidiaries of the Company or pursuant to the Warrants.

7. In the event of any question arising with respect to the adjustments provided in this Appendix 1, such question shall be conclusively determined by the Company's auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Company and acceptable to a majority of the holders of Warrants issued on the date hereof. Such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the holders.

8. If and whenever at any time during the Adjustment Period, the Company shall take any action affecting or relating to the Common Shares, other than any action described in this Appendix 1, which in the opinion of the directors of the Company would prejudicially affect the rights of any holders of Warrants, the Exercise Price will be adjusted by the directors of the Company in such manner, if any, and at such time, as the directors of the Company may in their sole discretion determine to be equitable in the circumstances to such holders.

9. As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Warrants, the Company will take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company, or any successor to the Company or successor to the undertaking or assets of the Company, will be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holders of Warrants would be entitled to receive upon the exercise thereof in accordance with the provisions hereof.

10. At least ten days before the effective date of or record date for any event referred to in this Appendix 1 that requires or might require an adjustment in any of the rights under the Warrants, the Company will give notice to the holders of the particulars of such event and, to the extent determinable, any adjustment required. Notice shall be given to each holder at the holder's address noted on the face of the holder's Warrant Certificate or such other address as the holder may otherwise advise the Company in writing. Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Company will give notice to the holders of such adjustment.


                                                             APPENDIX 1 - PAGE 6

                                    EXHIBIT A

                                SUBSCRIPTION FORM

To:  GLOBAL ELECTIONS SYSTEMS INC.

Pursuant to the Share Purchase Warrant made the 15th day of March, 2001, the undersigned hereby subscribes for and agrees to take up _____________ common shares without par value (the "Shares") in the capital of the Company, at a price of $3.00 (Canadian) per Share for the aggregate sum of $____________ (the "Subscription Funds"), and encloses herewith a cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

         (a)      the Shares be allotted to the undersigned;

         (b) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

         (c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

         (d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this     day of                 , 200  .
           ---        ----------------     --

DIRECTION AS TO REGISTRATION:

(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE AND IN THE REGISTER OF MEMBERS.)

Full Name:
               -----------------------------------------------------------------

Full Address:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Signature of Subscriber:
                         -------------------------------------------------------


                                                   SUBSCRIPTION FORM - SOLO PAGE